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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
HPL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2033 Gateway Place, Suite 400
San Jose, CA 95110

July 1, 2002

To our Stockholders:

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of HPL Technologies, Inc. (the "Company"). The meeting will be held on Tuesday, July 30, 2002, at 10:00 a.m., Pacific time, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, California.

        The matters to be considered at the meeting are described in detail in the attached proxy statement. We will also report on the activities of the Company immediately following the meeting, and you will have an opportunity to submit questions or comments on matters of interest to stockholders generally. Included with the proxy statement is a copy of the Company's 2002 Annual Report to Stockholders for the fiscal year ended March 31, 2002. We encourage you to read the Annual Report which includes information regarding the Company's operations, products and services, as well as the Company's audited financial statements.

        Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you plan to attend the meeting in person, please notify the Company in advance by returning the enclosed response card. Regardless of whether you plan to attend the meeting, I urge you to vote your proxy as soon as possible. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person and may save the Company from incurring additional proxy solicitation costs.

Sincerely,
/s/ Y. David Lepejian
Y. David Lepejian President and Chief Executive Officer

Your vote is important. Please complete, date, sign and promptly return the enclosed proxy card. Returning the proxy card does not affect your ability to attend the meeting and to vote your shares in person.

2033 Gateway Place, Suite 400
San Jose, CA 95110

HPL TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

        HPL Technologies, Inc. (the "Company") will hold its 2002 Annual Meeting of Stockholders on Tuesday, July 30, 2002, at 10:00 a.m., Pacific time, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, California. Only stockholders of record at the close of business on June 14, 2002 (the "Record Stockholders") are entitled to notice of, and to vote at, the meeting. The meeting is being held to take action on the following proposals, described more fully in the accompanying proxy statement:

  1.
  To elect one Class 2 director to serve for a three-year term;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending March 31, 2003; and

  3.
  To consider and act upon such other business that may properly come before the meeting.

        The Company will maintain a list of Record Stockholders available for inspection at the principal offices of the Company, during regular business hours, for the ten days preceding the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card. Returning the proxy card does not affect your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors,
/s/ Rita Rubinstein
Rita Rubinstein Secretary
San Jose, California July 1, 2002

HPL TECHNOLOGIES, INC.

PROXY STATEMENT
2002 ANNUAL MEETING OF STOCKHOLDERS

        The board of directors of HPL Technologies, Inc. (the "Company" or "HPL") is soliciting proxies for use at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, July 30, 2002, at 10:00 a.m., Pacific time, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, California for the purpose of acting on the following proposals, each of which is described more fully herein:

  1.
  To elect one Class 2 director to serve for a three-year term;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending March 31, 2003; and

  3.
  To consider and act upon such other business that may properly come before the meeting.

Record Date and Voting Rights

        All holders of record of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on June 14, 2002, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, the Company had 30,992,999 shares of Common Stock outstanding and entitled to vote. The presence of a majority of these shares, whether in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to one vote for each share of Common Stock held on the record date and shares of Common Stock may not be voted cumulatively.

        Any person signing and returning the enclosed proxy may subsequently revoke it by delivering a later-dated proxy to the Secretary of the Company at, or prior to, the Annual Meeting, or by attending the Annual Meeting and voting your shares in person.

Abstentions and Broker Non-Votes

        If your shares are held in your name, you must return your proxy card (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in "street name" and you do not return your proxy card, the stock brokerage, bank or other institution holding your shares may vote your shares for you or may return a proxy leaving your shares unvoted (a "broker non-vote").

        Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. We encourage you to provide instructions to your stockbroker by returning your proxy card. This ensures that your shares will be voted at the meeting.

        This proxy statement, the accompanying form of proxy and the Company's 2002 Annual Report to Stockholders were first mailed to stockholders on or about July 1, 2002. The expense of printing and mailing the proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company in person, by telephone or via facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to the beneficial owners of these shares and will reimburse the brokers and nominees for their reasonable expenses incurred in forwarding these proxy materials.

PROPOSAL NO. 1
ELECTION OF ONE CLASS 2 DIRECTOR

        The Company's Amended and Restated Certificate of Incorporation provides for a classified board of directors consisting of three classes, with directors in each class each serving staggered three-year terms. Currently, the Company has five directors. At the Annual Meeting, the term of the sole incumbent Class 2 director will expire and this director will stand for re-election. The Class 2 director elected at the Annual Meeting will serve for a three-year term ending at the 2005 Annual Meeting of Stockholders and upon the election and qualification of his or her successor. The current term of our Class 3 directors will continue until the 2003 Annual Meeting of Stockholders while the current term of our Class 1 directors will continue until the 2004 Annual Meeting of Stockholders and, in each case, until their respective successors are elected and qualified.

        Unless the proxy holders are instructed to the contrary, shares represented by the accompanying proxy will be voted FOR the election of the nominee recommended by the board of directors. If this nominee is unable to serve for any reason, the proxies may be voted for a substitute nominee as the proxy holders may determine.

NOMINEE FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2005

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since
Lawrence Kraus	Vice President, Strategic Marketing, HPLI. Mr. Kraus is co-founder of the Company and has served as a member of the board of directors of the Company's principal operating subsidiary, Heuristic Physics Laboratories, Inc. ("HPLI") since its formation in 1989. In February 2001, Mr. Kraus became HPLI's Vice President of Strategic Marketing. Mr. Kraus previously served as HPLI's Director of Hardware Development from May 1989 to January 1995 and as the Vice President and General Manager of HPLI's hardware divisions until their sale to Credence Systems Corporation in June 1998. With the sale of the hardware divisions to Credence, Mr. Kraus joined Credence as a Director of Operations and served in that capacity until February 2001.	39	2000

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since
Elias Antoun	President and Chief Executive Officer, MediaQ, Incorporated. Mr. Antoun has served as President and Chief Executive Officer of MediaQ, Incorporated, a semiconductor manufacturer, since February 2000. From March 1998 to January 2000, Mr. Antoun served as Executive Vice President, Consumer Products Division at LSI Logic. Mr. Antoun served as President of LSI Logic K.K., a Japanese subsidiary of LSI Logic, from January 1996 to March 1998. Mr. Antoun previously served as HPL's Chief Financial Officer from September 1989 to December 1990.	45	2000
Dr. Yervant Zorian	Vice President and Chief Scientist, Virage Logic Corporation. Dr. Zorian has served as Vice President and Chief Scientist at Virage Logic Corporation since June 2000 and as Chief Technology Advisor at LogicVision from November 1996 until June 2000. Dr. Zorian was a Distinguished Member of the Technical Staff at Bell Laboratories, Lucent Technologies from November 1987 until November 1996.	46	2000

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since
Osamu Kano	President, Innoquest Corporation; Director, Innotech Corporation. Mr. Kano has served as the president of Innoquest Corporation since July 1991 and has served on the board of directors of Innotech Corporation, a publicly traded company, since June 1991. Previously, Mr. Kano served as a director of LAM Research Corporation from December 1986 until December 1998 and as a director of Altius Solutions, Inc. from January 1997 until October 2000.	65	2001
Y. David Lepejian	President and Chief Executive Officer, HPL Technologies. Mr. Lepejian is a co-founder of the Company and has served as a director and as the President and Chief Executive Officer of HPLI since its formation in 1989 and as the President and Chief Executive Officer of the Company since its formation in June 2000. Prior to founding HPLI, Mr. Lepejian served for four years as an engineer at Xicor, Inc., a programmable semiconductor manufacturing firm.	41	2000

Required Vote

        The nominee receiving the greatest number of votes at the Annual Meeting will be elected as the Company's sole Class 2 director.

        The board of directors recommends a vote FOR the election of the nominated director.

BOARD MEETINGS AND COMMITTEES

        During the last fiscal year, the board of directors met five times and took action by unanimous written consent four times. The Company currently has a standing Compensation Committee and Audit Committee but does not have a standing Nominating Committee. Each incumbent director has attended at least 75% of all Board meetings and applicable committee meetings.

        The Compensation Committee, which currently consists of Dr. Zorian and Mr. Antoun, reviews and recommends to the board of directors compensation for the Company's executive officers and administers the Company's Equity Incentive Plan and Employee Stock Purchase Plan. In addition, the Compensation Committee consults with management regarding benefit plans and compensation policies and practices. During the last fiscal year, the Compensation Committee met three times and took action by unanimous written consent four times.

        The Audit Committee, which currently consists of Dr. Zorian and Messrs. Antoun and Kano, reviews the Company's financial statements and systems of internal accounting controls, the professional services provided by our independent accountants and the independence of our accountants. The Audit Committee also reviews such other matters regarding the Company's accounting, auditing and financial reporting practices and procedures as it may find appropriate or that may be brought to its attention. The Audit Committee has adopted a written charter, a copy of which is included as Appendix A to this proxy statement, and each of the Audit Committee members meets the independence requirements set forth by the National Association of Securities Dealers. The Audit Committee met three times during fiscal 2002.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2002 with the Company's management and with PricewaterhouseCoopers LLP, the Company's independent public accountants ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received written disclosures from PwC as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed the independence of PwC with members of that firm. In addition, the Audit Committee has considered whether PwC's provision of non-audit services to the Company is compatible with the auditor's independence.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the board of directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Elias Antoun, Chairman Osamu Kano Dr. Yervant Zorian

DIRECTOR COMPENSATION

        Each non-employee director of the Company receives $10,000 annually and $500 for each meeting of the board of directors, or any committee of the board of directors, he attends. In addition, each non-employee director receives an annual option grant to purchase up to 7,500 shares of Common Stock, at an exercise price equal to the fair market value of the stock on the date of grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain summary information concerning the compensation paid by the Company to our Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the year ended March 31, 2002 (hereinafter referred to as the "named executive officers") for the three most recent fiscal years.

		Annual Compensation			Long-term Compensation
Name and Principal Position(s)	Year	Salary	Bonus		Securities Underlying Options (#)	All Other Compensation
Y. David Lepejian(1) President and Chief Executive Officer	2002 2001 2000	$174,980 174,980 76,920	$	— — —	— — —	$9,066 7,276 —
Ita Geva(2) Chief Financial Officer	2002 2001 2000	118,333 88,846 —		80,000 — —	— 340,000 —	— — —
Tom T. Ho Vice President	2002 2001 2000	140,000 140,000 140,000		30,000 — —	— — —	— — —
Mark Milligan(3) Vice President	2002 2001 2000	86,731 — —		120,000 — —	200,000 — —	— — —
Rita Rubinstein(4) Vice President and Secretary	2002 2001 2000	150,020 150,020 147,135		20,000 — —	— — —	24,223 13,200 —

(1)
"All Other Compensation" for Mr. Lepejian consists of premiums paid by the Company for his term life insurance policy.

(2)
Ms. Geva joined the Company in June 2000. Ms. Geva was awarded a $30,000 bonus in fiscal 2002 and a $50,000 bonus in the first quarter of fiscal 2003 for her performance in the prior year.

(3)
Mr. Milligan joined the Company in September 2001 and was paid a signing bonus in that year.

(4)
"All Other Compensation" for Ms. Rubinstein consists of rent-assistance payments paid by the Company.

Fiscal 2002 Stock Option Grants

        The following table sets forth certain information regarding stock options granted in fiscal 2002 to the named executive officers. The potential realizable value illustrates the hypothetical value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the Company's stock price from the date of grant to the end of the option term. These assumed rates comply with the rules of the Securities and Exchange Commission. There can be no assurance that the assumed gains reflected in this table will be achieved.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/ sh)	Expiration Date
					5%($)	10%($)
Y. David Lepejian	—	—	$—	—	$—	$—
Ita Geva	—	—	—	—	—	—
Tom Ho	—	—	—	—	—	—
Mark Milligan	200,000	11%	8.09	10/16/2011	1,017,551	2,578,675
Rita Rubinstein	—	—	—	—	—	—

(1)
Options become exercisable with respect to 25% of the underlying shares following each year of continuous service with the Company, commencing on the first anniversary of the grant date.

Aggregated Option Exercises in Last Fiscal Year

        The following table sets forth certain information with respect to the exercise of options during the last fiscal year and the value of options held by the named executive officers as of the end of fiscal 2002.

			Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-money Options at Fiscal Year-End (1)($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexerisable	Exercisable	Unexerisable
Y. David Lepejian	—	$—	2,040,000	680,000	$33,415,200	$11,138,400
Ita Geva	30,000	441,728	55,000	255,000	858,000	3,978,000
Tom T. Ho	10,000	145,618	245,000	85,000	4,015,918	1,393,278
Mark Milligan	—	—	—	200,000	—	1,678,000
Rita Rubinstein	60,000	911,858	450,000	170,000	7,376,175	2,786,555

(1)
The value of the in-the-money options represents the difference between (A) $16.48, our closing stock price on March 28, 2002 (the last trading day of fiscal 2002), and (B) the respective exercise price for each option, multiplied by the number of shares of Common Stock underlying each respective option.

Equity Compensation Plan Information

        The Company maintains the 2001 Equity Incentive Plan (the "2001 Plan"), the 2001 Employee Stock Purchase Plan (the "ESPP") and the 2001 Foreign Employee Stock Purchase Plan (the "Foreign

ESPP"), pursuant to which it may grant equity awards to eligible persons. The following table sets forth certain information regarding the 2001 Plan, the ESPP and the Foreign ESPP as of March 31, 2002.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	8,210,807	$2.14	3,841,675
Equity compensation plans not approved by security holders	—	—	—
Total	8,210,807	$2.14	3,841,675

(1)
The Company has assumed certain stock option awards in connection with two acquisitions completed through the end of fiscal 2002. A total of 439,007 shares of Company common stock underly the assumed options, with a weighted-average exercise price of approximately $3.03 per share. No further awards will be made under the plans governing the assumed awards. Statistics regarding the assumed options are not included in the above table.

(2)
The purchase price and number of shares underlying outstanding purchase rights under our ESPP and Foreign ESPP (the "ESPPs") are not known or knowable at March 31, 2002. As a result, these data have been omitted from the above table.

(3)
At March 31, 2002, 3,194,520 and 647,155 shares of Common Stock were available for future issuance under the 2001 Plan and the ESPPs, respectively. The ESPPs contain an evergreen provision that provides for an annual share increase on March 1 of each year, until and including March 1, 2011, equal to the least of: (i) 150,000, (ii) 1% of the number of shares of Common Stock outstanding on that date, or (iii) a lesser number determined by the administrator.

Employment Arrangements

        The Company has entered into employment agreements with Mr. Ho and Ms. Rubinstein. These agreements, which are terminable at-will, provide an annual base salary of $140,000 and $150,020, respectively, and an annual bonus to be awarded at the discretion of the board of directors.

        In April 2000, we entered into an employment agreement, which is terminable at-will, with Ita Geva, our Chief Financial Officer. This agreement was subsequently amended in October 2001. The agreement, as amended, provides Ms. Geva with an annual base salary of $140,000 and provides that if Ms. Geva is terminated without "cause" (as defined), she will be entitled to: (i) severance pay in an amount equal to one years' base salary, and (ii) accelerated vesting of part or all of her outstanding stock option award. Additionally, pursuant to her original employment agreement, Ms. Geva is entitled to accelerated vesting of a portion of her outstanding stock option award in the event of certain corporate transactions.

        In September 2001, we entered into an employment agreement, which is terminable at-will, with Mark Milligan, our Vice President, Design for Manufacturability Division. This agreement provides Mr. Milligan with an annual base salary of $246,000 and a signing bonus of $120,000. Commencing with his second year of service, Mr. Milligan is eligible for an annual bonus of up to $120,000, to be awarded if Mr. Milligan is able to meet certain performance goals established by the Company.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee currently consists of Messrs. Antoun and Zorian. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with any executive officers or directors of another entity.

Certain Relationships and Related Transactions

        In the fourth quarter of fiscal 2002 and the first quarter of fiscal 2003, we lent to Michael Scarpelli, our Vice President, Corporate Development, an aggregate sum of $750,000 pursuant to his employment arrangement with the Company. The loan is secured by a second deed of trust on Mr. Scarpelli's home and bears interest at a rate equal to the higher of: (i) 6%, or (ii) the short-term "applicable federal rate" (assuming semi-annual compounding) as periodically published by the Internal Revenue Service. Mr. Scarpelli's employment arrangement provides that 20% of the principal sum and accrued interest will be forgiven annually over a period of five years, commencing on the first anniversary of Mr. Scarpelli's employment, provided that he remains continuously employed by the Company during that time. In the event of any "corporate transaction" (as defined), or if Mr. Scarpelli is terminated without "cause" (as defined) within his first five years of employment, then the outstanding principal and interest payable under the loan will be immediately forgiven.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC on a periodic basis. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended March 31, 2002, all of the Reporting Persons complied with the applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of May 31, 2002 (unless otherwise indicated below), with respect to the beneficial ownership of the outstanding Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director or nominee; (iii) each named executive officer; and (iv) all current executive officers and directors as a group. Unless otherwise indicated below, each stockholder has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.

	Shares Beneficially Owned and Shares Underlying Options Exercisable Within 60 days of May 31, 2002
Name and Address of Beneficial Owner(†)				Percent of Class(1)
	Shares (#)	Options (#)	Total (#)
Y. David Lepejian(2)	10,253,128	3,184,000	13,437,128	39.8%
Lawrence Kraus(3)	3,964,250	0	3,964,250	13.0%
Dr. Yervant Zorian	812,500	0	812,500	2.7%
Rita Rubinstein	19,738	430,827	450,565	1.5%
Tom T. Ho	595	240,000	240,595	*
Ita Geva	10,452	130,000	140,452	*
Elias Antoun	0	56,780	56,780	*
Osamu Kano	0	56,780	56,780	*
Mark Milligan	0	0	0	*
All directors and executive officers as a group (11 persons)	15,060,663	4,098,387	19,159,050	55.7%
RS Investment Management LLC(4) 388 Market Street, Suite 200 San Francisco, CA 94111	1,685,900	0	1,685,900	5.5%

(†)
Unless indicated otherwise, the address of each beneficial owner is HPL Technologies, 2033 Gateway Place, Suite 400, San Jose California 95110.

*
Less than 1% of the outstanding Common Stock.

(1)
Applicable percentage of ownership is based on approximately 30,575,528 shares of Common Stock outstanding as of May 31, 2002, together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 31, 2002 are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person.

(2)
Includes an option to purchase up to 514,000 shares, exercisable within 60 days from May 31, 2002, held by Mr. Lepejian's spouse. Mr. Lepejian disclaims beneficial ownership of such shares.

(3)
Mr. Kraus has pledged 2,979,250 shares as collateral for a loan.

(4)
This information is based solely on a Schedule 13G filed by RS Investment Management LLC with the Securities and Exchange Commission on February 15, 2002. RS Investment Management LLC has sole voting and investment power for all shares

Stock Price Performance Graph

        The following graph compares the cumulative total stockholder return on the Company's Common Stock (HPLA) with the cumulative total return of the Nasdaq National Market System Composite Index (Nasdaq Composite) and the JPMorgan H&Q Technology Index (JPMorgan Tech) for the period commencing July 31, 2001 (the date on which the Company's stock first became publicly traded) and ending March 31, 2002. This graph assumes an initial investment of $100 and the reinvestment of any dividends. The comparisons in the graph below are based upon historical data and may be not indicative of future performance of the Company's Common Stock.

	July 31, 2001	March 31, 2002
HPLA	100	123
Nasdaq Composite	100	91
JP Morgan Tech	100	70

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The Company has engaged PricewaterhouseCoopers LLP ("PwC") as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal 2002. PwC has audited the Company's financial statements for its last four fiscal years. The board of directors expects that representatives of PwC will be present at the Annual Meeting and will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

        The Audit Committee reviews audit and non-audit services performed by PwC as well as the fees charged by PwC for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with PwC can be found in the following sections of this proxy statement: "Board Meetings and Committees" and "Report of the Audit Committee."

Audit Fees

        The following table presents the fees for audit and other services provided by our principal accounting firm, PricewaterhouseCoopers LLP, for fiscal 2002:

Type of fees	Amount
Audit fees(1)	$300,000
Financial information systems design and implementation fees	0
All other fees(2)	998,000

Total fees	$1,298,000

(1)
"Audit fees" consisted principally of the audit of the Company's consolidated financial statements as of and for the year ended March 31, 2002 and limited reviews of the Company's unaudited condensed consolidated interim financial statements.

(2)
"All other fees" includes fees of approximately $500,000 billed during the year ended March 31, 2002 for the Company's initial public offering, issuance of consents and comfort letter and audits of certain businesses acquired. Additionally, this amount includes fees totaling approximately $500,000 for income tax planning, compliance and related tax services.

Required Vote

        The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

The board of directors recommends a vote FOR the ratification of PricewaterhouseCoopers LLP as independent accountants.

STOCKHOLDER PROPOSALS

        Stockholders who wish to submit proposals for inclusion in the Company's proxy statement for the 2003 Annual Meeting of Stockholders must provide the Company with written notice of the proposal no later than February 28, 2003. Notification of stockholder proposals must conform to the requirements established by the Securities and Exchange Commission and should be addressed to HPL

Technologies, Inc., Attn: Secretary, 2033 Gateway Place, Suite 400, San Jose, California 95110. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

        In addition, stockholders who wish to bring a proposal before the 2003 Annual Meeting of Stockholders must comply with the notification requirements set forth in our bylaws by providing timely written notice of the proposal to the Company's Secretary at the address set forth in the preceding paragraph. Pursuant to our bylaws, notice must be received between April 1, 2003 and May 1, 2003. Notwithstanding the foregoing, if the date of the 2003 Annual Meeting is earlier than June 30, 2003 or later than September 17, 2003, then notice must be received not earlier than 120 days, and not later than 90 days, prior to the date of the 2003 Annual Meeting, provided, however, that if the Company provides fewer than 90 day's prior notice of the 2003 Annual Meeting date, then stockholder proposals must be submitted within 10 days following the date on which the Company first announces the date of the 2003 Annual Meeting. The stockholder's submission must include certain specified information concerning the proposal and information as to the stockholder's ownership of Company Common Stock. Proposals not meeting the requirements set forth in our bylaws will not be entertained at the meeting.

OTHER BUSINESS

        The board of directors does not presently intend to bring any other business before the meeting and presently knows of no other matters that may be brought before the meeting. As to any business that may properly come before the meeting, however, the shares represented by the form of proxy enclosed herewith will be voted in the discretion of the proxy holders.

VOTING VIA THE INTERNET OR BY TELEPHONE

        A number of brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the Internet by going to the following address on the World Wide Web: http://www.proxyvote.com and following the instructions on your screen.

By the Order of the Board of Directors,
/s/ Rita Rubinstein
Rita Rubinstein, Secretary
July 1, 2002

        All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or to vote electronically via the Internet or telephone. Thank you for your prompt attention to this matter.

Appendix A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of
HPL Technologies, Inc.

Composition:

        The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities

        1.    Recommend to the board of directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

        2.    Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to address issues raised by such evaluation.

        3.    Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

        4.    Instruct management and the independent auditor that the committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the company's information and reporting systems.

        5.    Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial controls.

        6.    Review the management letter delivered by the independent auditor in connection with the audit.

        7.    Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the audit committee.

        8.    Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that any of them or the committee believes could significantly affect the financial statements and should be discussed privately.

A-1

        9.    Have such meetings with management and the independent auditor as the committee deems appropriate to discuss significant financial risk exposures facing the company and management's plans for monitoring and controlling such exposures.

        10.  Review significant changes to the company's accounting principles and practices proposed by the independent auditor or management.

        11.  Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

        12.  Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

        13.  At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

        14.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

        15.  In the performance of its responsibilities, the Audit Committee is the representative of the stockholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

A-2

HPL TECHNOLOGIES, INC.
PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
—July 30, 2002—

The undersigned hereby appoints Y. DAVID LEPEJIAN and MICHAEL P. SCARPELLI, or any of them, each with power of substitution, as proxies to represent the undersigned at the 2002 Annual Meeting of Stockholders of HPL Technologies, Inc. (the "Company"), to be held on Tuesday, July 30, 2002, at 10:00 a.m., Pacific time, at 2050 Gateway Place, San Jose, California, and any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side.

This proxy is solicited on behalf of the board of directors and will be voted as directed. In the absence of any direction, this proxy will be voted FOR the board nominee and FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

(Continued from other side)

  1.
  Election of Lawrence Kraus as the Company's Class 2 Director.

☐	FOR the election of the nominee listed above	☐	AGAINST the election of the nominee listed above
  2.
  Ratification of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending March 31, 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN
  3.
  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as the name or names appear on your stock certificate. If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their positions when signing.

Dated:	July , 2002
Signature(s):

QuickLinks

PROPOSAL NO. 1 ELECTION OF ONE CLASS 2 DIRECTOR
BOARD MEETINGS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
VOTING VIA THE INTERNET OR BY TELEPHONE
AUDIT COMMITTEE CHARTER